UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Funds Investor Services

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

WESTERN ASSET

VARIABLE GLOBAL

HIGH YIELD BOND

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return.*

* Prior to May 1, 2014, the Portfolio seeks to maximize total return consistent with the preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Global High Yield Bond Portfolio for the six-month reporting period ended June 30, 2014. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

II	Western Asset Variable Global High Yield Bond Portfolio

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5%

Western Asset Variable Global High Yield Bond Portfolio	III

Investment commentary (cont’d)

in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013.

IV	Western Asset Variable Global High Yield Bond Portfolio

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In December 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to 0.25%, a new record low. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: the ECB reduced rates to a new low of 0.15%, and will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Western Asset Variable Global High Yield Bond Portfolio	V

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 3.93% during the six months ended June 30, 2014.

Q. How did the high-yield bond market perform over the six months ended June 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period, gaining 5.46% for the six months ended June 30, 2014. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The asset class was volatile but generated extremely strong results during the six months ended June 30, 2014. The asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply from February through June 2014 as investor demand was generally robust. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 9.10% during the six months ended June 30, 2014.

Performance review

For the six months ended June 30, 2014, Class I shares of Western Asset Variable Global High Yield Bond Portfolio1 returned 6.16%. The Portfolio’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged)ix, returned 6.06% for the same period. The Lipper Variable High Yield Funds Category Average2 returned 4.72% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds in the Portfolio’s Lipper category.

VI	Western Asset Variable Global High Yield Bond Portfolio

Performance Snapshot as of June 30, 2014 (unaudited)
6 months
Western Asset Variable Global High Yield Bond Portfolio[1]:
Class I	6.16%
Class II	6.02%
Barclays Global High Yield Index (Hedged)	6.06%
Lipper Variable High Yield Funds Category Average[2]	4.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2014 for Class I and Class II shares were 5.56% and 5.30%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class I and Class II shares were 0.81% and 1.08%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds in the Portfolio’s Lipper category.

Western Asset Variable Global High Yield Bond Portfolio	VII

Investment commentary (cont’d)

prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

VIII	Western Asset Variable Global High Yield Bond Portfolio

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2014 and December 31, 2013 and does not include derivatives, such as futures contracts, swaps contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	6.16%	$1,000.00	$1,061.60	0.80%	$4.09	Class I	5.00%	$1,000.00	$1,020.83	0.80%	$4.01
Class II	6.02	1,000.00	1,060.20	1.06	5.41	Class II	5.00	1,000.00	1,019.54	1.06	5.31

[1]	For the six months ended June 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — June 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — June 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

4	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 83.6%
Consumer Discretionary — 15.6%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	270,000		$312,525
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	110,000		118,800
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	157,799	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	580,087	(a)
Total Auto Components					1,169,211
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	230,000		261,050
Jaguar Land Rover Automotive PLC, Senior Bonds	5.000%	2/15/22	420,000	GBP	738,554	(a)
Total Automobiles					999,604
Distributors — 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	380,000		376,580
Diversified Consumer Services — 0.8%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	295,730
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	400,000	GBP	719,678	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		321,900
Sotheby’s, Senior Notes	5.250%	10/1/22	180,000		175,950	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	330,000		348,150	(a)
Total Diversified Consumer Services					1,861,408
Hotels, Restaurants & Leisure — 4.8%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	180,000		180,000	(a)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	390,000		410,475	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	109,215		109,565	(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	462,219		456,996	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	160,000		148,800	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	180,000		165,600
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	330,000		276,375
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	170,000		143,013
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	610,000		658,800	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	450,000		509,062
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	270,000		280,800	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		233,238	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		422,175	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	416,000	GBP	$774,237
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	265,000		1,656	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	210,000		215,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	730,000		776,994	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	550,000		583,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	660,000		702,900	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	460,000		508,300	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	368,285	(f)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,050,000		1,065,750	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	190,000		211,850
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	250,000		259,375
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	320,000		336,000	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	630,000		690,637
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.375%	3/15/22	490,000		512,662
Total Hotels, Restaurants & Leisure					11,001,795
Household Durables — 1.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	470,000		503,488	(a)(c)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	490,000		536,550
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	490,000		525,525
Weekley Homes LLC/ Weekley Finance Corp., Senior Bonds	6.000%	2/1/23	190,000		190,950
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		550,637
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	700,000		717,500	(a)
Total Household Durables					3,024,650
Media — 5.1%
Altice SA, Senior Secured Notes	7.750%	5/15/22	960,000		1,027,200	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	170,000		185,725
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	380,000		412,300
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	250,000		269,688
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	169,451	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	154,046	(a)
Clear Channel Communications Inc., Senior Notes	10.000%	1/15/18	440,000		427,900	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	150,000		160,875

See Notes to Financial Statements.

6	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		$129,000
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	440,000		485,650
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		30,413
DISH DBS Corp., Senior Notes	7.875%	9/1/19	680,000		809,200
DISH DBS Corp., Senior Notes	5.875%	7/15/22	290,000		315,375
Gibson Brands Escrow Corp., Senior Secured Notes	8.875%	8/1/18	100,000		103,375	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	140,000		144,725	(a)
Lynx II Corp., Senior Notes	7.000%	4/15/23	210,000	GBP	395,333	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	400,000		424,000	(a)
MediaNews Group Inc.	12.000%	12/31/18	200,000		200,000	(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	806,400		935,424	(a)(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	970,000		1,010,012	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	210,000		230,475	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	166,918	(a)(c)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	320,000		333,600
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	260,000		262,925
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	151,000	EUR	234,678	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	60,000	EUR	87,293	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	760,000		846,450	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	300,000		321,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	610,000		633,637	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	100,000	GBP	186,984	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	420,000		422,100	(a)
Total Media					11,515,752
Multiline Retail — 0.2%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	370,000		405,150	(a)(c)
Specialty Retail — 1.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	232,477	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	130,000		138,612
CST Brands Inc., Senior Notes	5.000%	5/1/23	210,000		211,050
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	520,000		542,521	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	431,000	EUR	600,496	(a)
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	470,000		472,350	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	880,000		827,200	(a)
Men’s Wearhouse Inc., Senior Notes	7.000%	7/1/22	250,000		260,000	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	40,000		40,950	(a)(c)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	660,000		$677,886	(a)(c)
Total Specialty Retail					4,003,542
Textiles, Apparel & Luxury Goods — 0.5%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	788,888	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000		208,000	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	200,000		209,500	(a)
Total Textiles, Apparel & Luxury Goods					1,206,388
Total Consumer Discretionary					35,564,080
Consumer Staples — 4.3%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	250,000		270,625	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	560,000		563,500
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	450,000		505,125	(a)
Total Beverages					1,339,250
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	440,000		432,850	(a)
Food Products — 3.0%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	500,000		506,875	(a)
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	320,000		322,400
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	390,000		390,975	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	540,000		560,250	(a)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	180,000	EUR	260,646	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	370,000		374,625	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	560,000		567,840	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	550,000		596,750	(a)
Premier Foods PLC, Senior Secured Notes	6.500%	3/15/21	100,000	GBP	173,279	(a)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	100,000	GBP	170,113	(a)
R&R Ice Cream PLC, Senior Secured Notes	8.250%	5/15/20	390,000	AUD	373,267	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	940,000		1,011,675	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	890,000		943,400	(a)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	520,000		517,400	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	144,000		151,740	(a)
Total Food Products					6,921,235
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	180,000		195,525

See Notes to Financial Statements.

8	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.0%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	90,000	$92,700	(a)
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	380,000	417,050	(a)
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	400,000	410,000
Total Consumer Staples				9,808,610
Energy — 16.2%
Energy Equipment & Services — 2.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	600,000	642,750
CGG, Senior Notes	6.500%	6/1/21	430,000	428,925
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	210,000	214,200	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	260,000	267,150	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	300,000	313,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	450,000	496,125	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	330,000	350,625	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	510,000	486,412	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	290,000	301,600	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	310,000	323,950
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	510,000	567,375	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	330,000	325,050	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	310,000	323,950	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	310,000	351,075
Total Energy Equipment & Services				5,392,687
Oil, Gas & Consumable Fuels — 13.8%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	380,000	408,500
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	490,000	518,787
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	130,000	135,363
Arch Coal Inc., Senior Notes	7.000%	6/15/19	200,000	152,500
Arch Coal Inc., Senior Notes	9.875%	6/15/19	740,000	634,550
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	160,000	170,800
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	120,000	118,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	430,000	439,675
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	120,000	126,900
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	260,000	278,200

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	560,000	$648,200
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	160,000	176,400
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	480,000	559,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	130,000	146,250
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	350,000	357,438
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	180,000	189,000
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	260,000	297,700
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	952,724	924,142	(a)(c)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	430,000	454,725	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	350,000	371,000
Ecopetrol SA, Senior Notes	5.875%	9/18/23	435,000	489,375
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	500,000	491,250	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	330,000	363,000
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	250,000	270,625
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	758,268	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	220,000	241,175
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	730,000	788,400
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	230,000	251,850	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	5.500%	5/15/22	250,000	253,750	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	350,000	361,375	(a)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	130,000	131,950	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	250,000	275,225	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	530,000	592,937	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	580,000	643,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	220,000	225,500
MEG Energy Corp., Senior Notes	7.000%	3/31/24	820,000	906,100	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	650,000	516,750	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	380,000	402,800
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	280,000	295,400
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	380,000	383,800
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	560,000	564,200	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	431,000	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	2,950,000	3,134,375	(a)

See Notes to Financial Statements.

10	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	340,000	$355,300	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	390,000	434,850	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	68,000	71,740	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	29,000	30,595	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	390,000	418,275	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	340,000	357,850
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	630,000	608,296
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	170,000	181,373
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000	404,800	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,070,000	1,107,557	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	50,000	56,375
QEP Resources Inc., Senior Notes	5.375%	10/1/22	420,000	434,700
QEP Resources Inc., Senior Notes	5.250%	5/1/23	160,000	164,400
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	370,000	376,475
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	100,000	108,875
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	460,000	457,700
Rice Energy Inc., Senior Notes	6.250%	5/1/22	310,000	318,138	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	410,000	416,150	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	220,000	241,725	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	490,000	561,662	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	150,000	171,938	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	330,000	350,625
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,000,000	1,058,750	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	670,000	730,300	(a)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	230,000	238,050	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	320,000	344,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	290,000	295,800	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000	262,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	80,000	84,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000	205,390
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	500,000	526,250	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	190,000	204,488	(a)
Total Oil, Gas & Consumable Fuels				31,459,662
Total Energy				36,852,349

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 7.1%
Banks — 3.6%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	250,000		$347,171	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	220,000		251,680
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,990,000		2,042,237
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000		347,859	(f)(g)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	90,000		121,067	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		355,875	(a)(f)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	965,699	(a)(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	250,000		240,938	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	530,000		538,843	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		814,050	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	320,000		347,246
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	160,000		183,877
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,050,000	AUD	1,191,641	(a)(f)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	470,000		499,963	(f)(g)
Total Banks					8,248,146
Capital Markets — 0.1%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	120,000	GBP	204,023	(a)
Consumer Finance — 0.6%
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	150,000		160,125	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	340,000		402,687
SLM Corp., Senior Notes	6.125%	3/25/24	250,000		254,063
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	230,000		242,075	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	270,000		287,550	(a)
Total Consumer Finance					1,346,500
Diversified Financial Services — 1.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	530,000		539,938	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	210,000		214,725	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	300,000		312,750
ING Group NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	946,009	(f)(g)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,611,200
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(f)
Total Diversified Financial Services					4,165,872

See Notes to Financial Statements.

12	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 0.4%
ELM BV, Subordinated Notes	5.252%	5/25/16	500,000	EUR	$719,861	(a)(f)(g)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		204,725	(a)
Total Insurance					924,586
Real Estate Investment Trusts (REITs) — 0.3%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	290,000		293,625	(a)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	500,000		497,500	(a)
Total Real Estate Investment Trusts (REITs)					791,125
Real Estate Management & Development — 0.3%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	540,000		580,500	(a)
Total Financials					16,260,752
Health Care — 4.0%
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	330,000		343,200	(a)
Health Care Equipment & Supplies — 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	390,000		411,450
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	810,000		844,425
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	178,283	(a)
Teleflex Inc., Senior Notes	5.250%	6/15/24	240,000		243,000	(a)
Total Health Care Equipment & Supplies					1,677,158
Health Care Providers & Services — 2.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	247,000		296,400
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	330,000		348,150
Acadia Healthcare Co. Inc., Senior Notes	5.125%	7/1/22	80,000		80,600	(a)
Catamaran Corp., Senior Bonds	4.750%	3/15/21	500,000		506,250
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	510,000		553,350
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	480,000		530,400
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	710,000		788,100	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	170,000		196,563
HCA Inc., Senior Secured Notes	5.000%	3/15/24	1,060,000		1,077,299
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	730,000		780,187
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	460,000	EUR	673,970	(a)
Total Health Care Providers & Services					5,831,269
Pharmaceuticals — 0.6%
Almirall SA, Senior Notes	4.625%	4/1/21	180,000	EUR	259,882	(a)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	207,000	EUR	309,919	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	530,000		550,537	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	220,000		236,500	(a)
Total Pharmaceuticals					1,356,838
Total Health Care					9,208,465

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 14.8%
Aerospace & Defense — 1.7%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	470,000		$487,625	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	590,000		612,125	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	710,000		793,645
Erickson Inc., Secured Notes	8.250%	5/1/20	719,000		742,367
GenCorp Inc., Secured Notes	7.125%	3/15/21	270,000		296,325
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	290,000		297,975	(a)
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	470,000		483,513	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	170,000		171,063	(a)
Total Aerospace & Defense					3,884,638
Airlines — 1.6%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	430,000		447,286	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	186,986		203,815	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	252,385		261,218	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	526,200		552,509	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	73,126		85,192
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	480,000		479,424
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	80,000		81,800
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	502,597		538,684
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	71,382		77,271
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	215,675		235,086
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	479,699		524,071
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	220,000		227,700
Total Airlines					3,714,056
Building Products — 1.2%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	570,000		568,575	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	470,000		471,175	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	960,000		957,600
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		170,800	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	100,000		108,500	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	243,000	EUR	377,673	(a)
Total Building Products					2,654,323
Commercial Services & Supplies — 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	140,000		147,875	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		285,938	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	570,000		611,325

See Notes to Financial Statements.

14	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	413,000		$453,267	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	252,000		276,570	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	180,000		183,600	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	80,000		79,600	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,030,000		1,072,487
West Corp., Senior Notes	5.375%	7/15/22	790,000		784,075	(a)
Total Commercial Services & Supplies					3,894,737
Construction & Engineering — 2.7%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	280,000	EUR	420,287	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	150,103	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		496,875	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,136,000		1,170,998	(a)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	620,000	EUR	868,068	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	590,000		592,950	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	470,000		502,900	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	390,000		411,450	(a)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	570,000		577,125	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,020,000		1,009,800	(a)
Total Construction & Engineering					6,200,556
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		370,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	340,000		363,800	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	149,196	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	250,000		256,250	(a)
Total Electrical Equipment					1,139,846
Engineering & Construction — 0.1%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	200,000	EUR	278,420	(a)
Machinery — 0.9%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	210,000		226,800	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	700,000		754,250	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		446,550
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	261,879	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	160,000	EUR	$246,474	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	110,000		117,425	(a)(c)
Total Machinery					2,053,378
Marine — 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	518,827		485,103	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	431,000		433,694
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	390,000		409,500	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	360,000		391,500
Total Marine					1,719,797
Professional Services — 0.2%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	480,000		486,000	(a)
Road & Rail — 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	470,000		509,950	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	160,000		169,800	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	480,000		508,200	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	146,515	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	990,000		1,092,713	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	230,000		235,175	(a)
Total Road & Rail					2,662,353
Trading Companies & Distributors — 0.7%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	830,000		910,925	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	400,000		412,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	350,000		388,500
Total Trading Companies & Distributors					1,711,925
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		155,625	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	870,875	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	700,000		728,000	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	780,000		795,600	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	300,000		307,500	(a)
Total Transportation					2,857,600
Transportation Infrastructure — 0.2%
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	400,000		432,000	(a)
Total Industrials					33,689,629

See Notes to Financial Statements.

16	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.4%
Electronic Equipment, Instruments & Components — 0.3%
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	400,000		$400,500	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	222,862	(a)
Total Electronic Equipment, Instruments & Components					623,362
Internet Software & Services — 0.2%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	240,000		282,600
Bankrate Inc., Senior Notes	6.125%	8/15/18	150,000		159,937	(a)
Total Internet Software & Services					442,537
IT Services — 1.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	340,000		346,800	(a)
First Data Corp., Secured Notes	8.750%	1/15/22	250,000		277,188	(a)(c)
First Data Corp., Senior Notes	12.625%	1/15/21	520,000		641,550
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	878,000		1,045,917
Interactive Data Corp., Senior Notes	5.875%	4/15/19	210,000		214,200	(a)
Total IT Services					2,525,655
Software — 0.8%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	390,000		411,450	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	390,000		421,200	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	320,000		352,800	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	50,000		53,625	(a)
Audatex North America Inc., Senior Notes	6.125%	11/1/23	150,000		160,875	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	450,000		464,625	(a)
Total Software					1,864,575
Total Information Technology					5,456,129
Materials — 10.8%
Chemicals — 0.9%
Axiall Corp., Senior Notes	4.875%	5/15/23	350,000		349,563
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	290,000		308,850
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	200,000		206,000	(a)(c)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	150,000	EUR	232,096	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	130,000	EUR	201,150	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	60,000		64,350
OCP SA, Senior Notes	5.625%	4/25/24	550,000		578,188	(a)
Total Chemicals					1,940,197

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — 1.3%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	390,000		$404,625	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		472,500	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	260,000		307,125	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,550,000		1,674,000	(a)
Total Construction Materials					2,858,250
Containers & Packaging — 2.6%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	330,000		341,550	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	560,985	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	139,412		144,988	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	280,000		281,050	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	390,000	EUR	563,399	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.231%	12/15/19	670,000		671,675	(a)(f)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	450,000		483,750	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,720,000		1,849,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	550,000		583,000
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	250,000	EUR	355,176	(a)
Total Containers & Packaging					5,834,573
Metals & Mining — 4.7%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	361,000		405,674
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	260,000		258,700	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	350,000		345,625	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	570,000		575,700
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		197,600	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		193,440	(a)
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	540,000		548,100	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,165,613	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		400,063	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	150,000		157,875	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	220,000		240,350	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	520,000		559,650	(a)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	400,000		420,600	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	420,000		184,800	(a)(d)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	330,000		79,200	(a)(e)

See Notes to Financial Statements.

18	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	330,000		$305,250
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	250,000		283,125	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		157,487
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	630,000		675,675
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	620,000	EUR	895,659	(a)(c)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000		65,838
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	760,000		632,700	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000		251,275
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000		150,150	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	340,000		385,900
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	130,000		147,875
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	860,000		913,750	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	230,000		238,924	(a)
Total Metals & Mining					10,836,598
Paper & Forest Products — 1.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	860,000		858,925	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	430,000		446,578
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	550,000		548,625
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	600,000		594,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	570,000		602,775
Total Paper & Forest Products					3,050,903
Total Materials					24,520,521
Telecommunication Services — 6.1%
Diversified Telecommunication Services — 3.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	437,000		449,018	(a)
CenturyLink Inc., Senior Notes	6.450%	6/15/21	240,000		261,600
CenturyLink Inc., Senior Notes	6.750%	12/1/23	130,000		142,675
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	680,000		729,300	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000		438,000	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	780,000		779,025
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	150,000		162,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	280,000		307,650
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		131,700
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	610,000		686,250
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	840,000		955,136

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	380,000		$417,050
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	370,000		421,800
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		109,690	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	380,000		419,900	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		211,000	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	600,000		652,500
Total Diversified Telecommunication Services					7,274,294
Wireless Telecommunication Services — 2.9%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	330,000	EUR	485,759	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	200,000	GBP	353,832	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	176,916	(a)
Play Finance 1 SA, Senior Secured Bonds	6.500%	8/1/19	200,000	EUR	295,084	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,230,000		1,248,450
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,060,000		1,229,600
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	180,000		218,700	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	90,000		100,350	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	870,000		924,375	(a)
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	100,000		106,500
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,130,000		1,224,637	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		314,288	(a)
Total Wireless Telecommunication Services					6,678,491
Total Telecommunication Services					13,952,785
Utilities — 2.3%
Electric Utilities — 0.8%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		133,800
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	965,896		1,019,021
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	480,000		522,000
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	250,824		257,722	(e)
Total Electric Utilities					1,932,543
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000		82,286
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	640,000		649,600
Total Gas Utilities					731,886
Independent Power and Renewable Electricity Producers — 1.1%
AES Corp., Senior Notes	7.375%	7/1/21	60,000		70,500
AES Corp., Senior Notes	4.875%	5/15/23	600,000		597,000

See Notes to Financial Statements.

20	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — continued
AES Corp., Senior Notes	5.500%	3/15/24	60,000		$61,650
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	40,000		42,100
Colbun SA, Senior Notes	6.000%	1/21/20	240,000		267,558	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	710,000		761,475	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	620,000		666,500	(a)
Total Independent Power and Renewable Electricity Producers					2,466,783
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000		180,375	(a)
Total Utilities					5,311,587
Total Corporate Bonds & Notes (Cost — $180,897,339)					190,624,907
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	324,000		324,000	(a)(b)
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	498,100	MXN	67,189	(a)
Total Convertible Bonds & Notes (Cost — $394,717)					391,189
Senior Loans — 2.7%
Consumer Discretionary — 0.8%
Hotels, Restaurants & Leisure — 0.4%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	450,000		457,875	(h)(i)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	430,000		479,450	(h)(i)
Total Hotels, Restaurants & Leisure					937,325
Specialty Retail — 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	632,000		638,320	(h)(i)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	220,000		189,383	(h)(i)
Total Specialty Retail					827,703
Total Consumer Discretionary					1,765,028
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	170,000		165,112	(h)(i)
Health Care — 0.6%
Health Care Providers & Services — 0.6%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	430,000		434,569	(h)(i)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	430,000		427,850	(d)(h)(i)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	520,000		523,250	(h)(i)
Total Health Care					1,385,669

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	$429,618	(h)(i)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	340,000		352,467	(h)(i)
Total Materials					782,085
Utilities — 0.9%
Independent Power and Renewable Electricity Producers — 0.9%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/10/16	2,008,608		2,024,426	(h)(i)
Total Senior Loans (Cost — $6,005,227)					6,122,320
Sovereign Bonds — 8.2%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,083,000		1,034,241
Brazil — 0.6%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	280,000		290,150	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	2,657,000	BRL	1,165,262
Total Brazil					1,455,412
Hungary — 0.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,104,000		1,222,680
Mexico — 2.0%
United Mexican States, Bonds	6.500%	6/9/22	56,816,000	MXN	4,665,735
Turkey — 2.0%
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,486,598
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,640,000		2,981,352
Total Turkey					4,467,950
Venezuela — 2.6%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	4,040,000		3,835,980	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,430,000		2,114,100	(a)
Total Venezuela					5,950,080
Total Sovereign Bonds (Cost — $18,223,678)					18,796,098

			Shares
Common Stocks — 1.2%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Ford Motor Co.			23,285		401,433
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			26,303		52,606	*(b)(d)

See Notes to Financial Statements.

22	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Shares	Value
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		2	$0	*(b)(d)(j)
Total Consumer Discretionary			454,039
Energy — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.		75,024,286	619,701	*(b)(d)
Financials — 0.3%
Banks — 0.3%
Citigroup Inc.		3,909	184,114
JPMorgan Chase & Co.		9,026	520,078
Total Financials			704,192
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.		5,500	264,000	*(b)(d)
Industrials — 0.3%
Marine — 0.3%
DeepOcean Group Holding AS		19,935	684,289	*(b)(d)
Horizon Lines Inc., Class A Shares		212,508	84,982	*
Total Industrials			769,271
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		151,974	4,559	*
Total Common Stocks (Cost — $3,377,187)			2,815,762
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $92,500)	6.000%	3,700	83,213
Preferred Stocks — 1.8%
Financials — 1.8%
Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%	190	200,628	(f)
Consumer Finance — 1.3%
GMAC Capital Trust I	8.125%	108,442	2,960,467	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%	36,975	1,024,207	(f)
Total Preferred Stocks (Cost — $3,955,447)			4,185,302

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Expiration Date	Warrants	Value
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	627	$97,185	*(a)
Jack Cooper Holdings Corp.		5/6/18	309	47,895	*(a)
Total Warrants (Cost — $16,894)				145,080
Total Investments — 97.8% (Cost — $212,962,989#)				223,163,871
Other Assets in Excess of Liabilities — 2.2%				4,946,574
Total Net Assets — 100.0%				$228,110,445

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of June 30, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

24	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Summary of Investments by Country (unaudited)**
United States	58.8%
United Kingdom	5.5
Mexico	4.2
Brazil	4.1
Russia	2.8
Venezuela	2.7
Luxembourg	2.4
Turkey	2.0
France	2.0
Germany	1.8
Australia	1.5
Spain	1.2
Ireland	1.0
Netherlands	1.0
Switzerland	0.9
Canada	0.8
Argentina	0.7
Colombia	0.7
Hong Kong	0.6
Hungary	0.5
India	0.5
Singapore	0.5
Macau	0.5
South Africa	0.4
Sweden	0.4
Italy	0.4
Poland	0.3
Chile	0.3
Norway	0.3
Morocco	0.3
Jamaica	0.2
Trinidad and Tobago	0.2
Bahamas	0.2
United Arab Emirates	0.2
Belgium	0.1
100.0%

**	As a percentage of total investments. Please note that the Portfolio holdings are as of June 30, 2014 and are subject to change.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	25

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $212,962,989)	$223,163,871
Foreign currency, at value (Cost — $1,185,077)	1,184,571
Cash	3,488,768
Interest and dividends receivable	3,682,384
Receivable for securities sold	641,799
Deposits with brokers for centrally cleared swap contracts	300,148
Receivable for Portfolio shares sold	263,107
Unrealized appreciation on forward foreign currency contracts	219,954
Deposits with brokers for open futures contracts	189,021
Receivable from broker — variation margin on centrally cleared swaps	7,740
Prepaid expenses	766
Total Assets	233,142,129

Liabilities:
Payable for securities purchased	4,696,959
Investment management fee payable	129,483
Unrealized depreciation on forward foreign currency contracts	69,134
Payable for Portfolio shares repurchased	30,594
Payable to broker — variation margin on open futures contracts	11,656
Service and/or distribution fees payable	9,923
Trustees’ fees payable	118
Accrued expenses	83,817
Total Liabilities	5,031,684
Total Net Assets	$228,110,445

Net Assets:
Par value (Note 7)	$263
Paid-in capital in excess of par value	225,584,193
Undistributed net investment income	6,939,221
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(14,657,865)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	10,244,633
Total Net Assets	$228,110,445

Shares Outstanding:
Class I	20,768,147
Class II	5,567,677

Net Asset Value:
Class I	$8.62
Class II	$8.80

See Notes to Financial Statements.

26	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Interest	$7,520,570
Dividends	164,075
Less: Foreign taxes withheld	(393)
Total Investment Income	7,684,252

Expenses:
Investment management fee (Note 2)	747,848
Service and/or distribution fees (Notes 2 and 5)	57,785
Shareholder reports	41,605
Audit and tax	21,630
Legal fees	19,811
Fund accounting fees	10,125
Transfer agent fees (Note 5)	6,847
Custody fees	4,281
Insurance	2,239
Trustees’ fees	1,768
Miscellaneous expenses	1,723
Total Expenses	915,662
Net Investment Income	6,768,590

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,501,383
Futures contracts	(359,681)
Swap contracts	(217,512)
Foreign currency transactions	(652,538)
Net Realized Gain	271,652
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,224,084
Futures contracts	(11,212)
Swap contracts	59,818
Foreign currencies	522,406
Change in Net Unrealized Appreciation (Depreciation)	5,795,096
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	6,066,748
Increase in Net Assets From Operations	$12,835,338

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$6,768,590	$13,225,241
Net realized gain	271,652	2,193,248
Change in net unrealized appreciation (depreciation)	5,795,096	(3,479,899)
Increase in Net Assets from Operations	12,835,338	11,938,590

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(12,100,047)
Decrease in Net Assets from Distributions to Shareholders	—	(12,100,047)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	28,205,591	75,717,139
Reinvestment of distributions	—	12,100,047
Cost of shares repurchased	(19,685,708)	(70,579,199)
Increase in Net Assets from Portfolio Share Transactions	8,519,883	17,237,987
Increase in Net Assets	21,355,221	17,076,530

Net Assets:
Beginning of period	206,755,224	189,678,694
End of period*	$228,110,445	$206,755,224
*Includes undistributed net investment income of:	$6,939,221	$170,631

See Notes to Financial Statements.

28	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$8.12	$8.12	$7.38	$7.90	$7.50	$5.30

Income (loss) from operations:
Net investment income	0.27	0.57	0.60	0.62	0.68	0.80
Net realized and unrealized gain (loss)	0.23	(0.06)	0.74	(0.50)	0.44	2.13
Total income from operations	0.50	0.51	1.34	0.12	1.12	2.93

Less distributions from:
Net investment income	—	(0.51)	(0.60)	(0.64)	(0.72)	(0.73)
Total distributions	—	(0.51)	(0.60)	(0.64)	(0.72)	(0.73)

Net asset value, end of period	$8.62	$8.12	$8.12	$7.38	$7.90	$7.50
Total return[3]	6.16%	6.27%	18.33%	1.58%	15.07%	55.55%

Net assets, end of period (000s)	$179,111	$162,826	$164,191	$118,714	$121,188	$123,458

Ratios to average net assets:
Gross expenses	0.80%[4]	0.81%	0.87%	0.94%	0.91%	0.91%
Net expenses[5,6]	0.80 [4]	0.81	0.87	0.94 [7]	0.91	0.91
Net investment income	6.39 [4]	6.77	7.48	7.70	8.49	11.79

Portfolio turnover rate	30%	74%	73%	77%	108%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to August 1, 2012 the expense limitation was 1.00%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class II Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$8.30	$8.29	$7.50	$8.01	$7.58	$5.33

Income (loss) from operations:
Net investment income	0.26	0.55	0.59	0.61	0.66	0.78
Net realized and unrealized gain (loss)	0.24	(0.05)	0.76	(0.51)	0.45	2.15
Total income from operations	0.50	0.50	1.35	0.10	1.11	2.93

Less distributions from:
Net investment income	—	(0.49)	(0.56)	(0.61)	(0.68)	(0.68)
Total distributions	—	(0.49)	(0.56)	(0.61)	(0.68)	(0.68)

Net asset value, end of period	$8.80	$8.30	$8.29	$7.50	$8.01	$7.58
Total return[3]	6.02%	6.06%	18.08%	1.27%	14.70%	55.14%

Net assets, end of period (000s)	$48,999	$43,929	$25,488	$27,992	$28,596	$29,569

Ratios to average net assets:
Gross expenses	1.06%[4]	1.08%	1.15%	1.20%	1.17%	1.24%
Net expenses[5,6]	1.06 [4]	1.08	1.15 [7]	1.20 [7]	1.17	1.24
Net investment income	6.13 [4]	6.49	7.23	7.43	8.22	11.67

Portfolio turnover rate	30%	74%	73%	77%	108%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to August 1, 2012 the expense limitation was 1.25%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

32	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$34,797,519	$766,561	$35,564,080
Other corporate bonds & notes	—	155,060,827	—	155,060,827
Convertible bonds & notes:
Materials	—	—	324,000	324,000
Telecommunication services	—	67,189	—	67,189
Senior loans	—	6,122,320	—	6,122,320
Sovereign bonds	—	18,796,098	—	18,796,098
Common stocks:
Consumer discretionary	$401,433	—	52,606	454,039
Energy	—	—	619,701	619,701
Health care	—	—	264,000	264,000
Industrials	84,982	—	684,289	769,271
Other common stocks	708,751	—	—	708,751
Convertible preferred stocks	83,213	—	—	83,213
Preferred stocks	3,984,674	200,628	—	4,185,302
Warrants	—	145,080	—	145,080
Total investments	$5,263,053	$215,189,661	$2,711,157	$223,163,871
Other financial instruments:
Forward foreign currency contracts	—	$219,954	—	$219,954
Total	$5,263,053	$215,409,615	$2,711,157	$223,383,825

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$5,351	—	—	$5,351
Forward foreign currency contracts	—	$69,134	—	69,134
Centrally cleared credit default swaps on credit indices — buy protection	—	104,603	—	104,603
Total	$5,351	$173,737	—	$179,088

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes			Convertible Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Materials	Materials	Total
Balance as of December 31, 2013	$632,220	$879,608	$80,000	—	$1,591,828
Accrued premiums/discounts	3,611	2,023	—	—	5,634
Realized gain (loss)[1]	—	—	39,999	—	39,999
Change in unrealized appreciation (depreciation)[2]	5,885	(23,958)	—	—	(18,073)
Purchases	124,845	66,469	40,001	$324,000	555,315
Sales	—	—	(160,000)	—	(160,000)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3[3]	—	(924,142)	—	—	(924,142)
Balance as of June 30, 2014	$766,561	—	—	$324,000	$1,090,561
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2014[2]	$5,885	—	—	—	$5,885
	Common Stocks
Investments in Securities	Consumer Discretionary	Energy	Health Care	Industrials	Total
Balance as of December 31, 2013	$52,606	$639,657	—	$656,968	$1,349,231
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	—	(19,956)	$(184,026)	27,321	(176,661)
Purchases	—	—	448,026	—	448,026
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[3]	—	—	—	—	—
Balance as of June 30, 2014	$52,606	$619,701	$264,000	$684,289	$1,620,596
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2014[2]	—	$(19,956)	$(184,026)	$27,321	$(176,661)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

34	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2014, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2014, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a

36	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

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Notes to financial statements (unaudited) (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

38	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

(h) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $69,134. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

40	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain advisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$76,983,825
Sales	61,986,192

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,918,495
Gross unrealized depreciation	(2,717,613)
Net unrealized appreciation	$10,200,882

At June 30, 2014, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	142	9/14	$17,770,632	$17,774,406	$(3,774)
U.S. Treasury Long-Term Bonds	2	9/14	272,798	274,375	(1,577)
Net unrealized depreciation on open futures contracts					$(5,351)

At June 30, 2014, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank N.A.	1,327,100	$598,409	7/15/14	$13,010
Euro	Citibank N.A.	130,000	178,038	8/14/14	1,117
Euro	Citibank N.A.	73,479	100,631	8/14/14	632
					14,759
Contracts to Sell:
Brazilian Real	Citibank N.A.	2,654,200	1,196,818	7/15/14	(33,614)
Australian Dollar	Citibank N.A.	150,000	141,010	8/14/14	(210)
Australian Dollar	Citibank N.A.	400,000	376,026	8/14/14	(1,318)
British Pound	Citibank N.A.	120,000	205,299	8/14/14	(1,058)

42	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Sell: continued
British Pound	Citibank N.A.	996,335	$1,704,552	8/14/14	$(15,027)
British Pound	Credit Suisse	221,262	378,540	8/14/14	(2,992)
British Pound	UBS AG	1,059,926	1,813,344	8/14/14	(14,915)
Euro	Citibank N.A.	1,294,009	1,772,173	8/14/14	30,258
Euro	JPMorgan Chase & Co.	390,810	535,223	8/14/14	8,957
Euro	UBS AG	7,414,805	10,154,739	8/14/14	165,980
					136,061
Net unrealized appreciation on open forward foreign currency contracts					$150,820

At June 30, 2014, the Portfolio had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$7,157,700	6/20/19	5.000% quarterly	$(622,199)	$(517,596)	$(104,603)

[1]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$219,954

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Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$5,351	—	—	$5,351
Centrally cleared swap contracts[3]	—	—	$104,603	104,603
Forward foreign currency contracts	—	$69,134	—	69,134
Total	$5,351	$69,134	$104,603	$179,088

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(359,681)	—	—	$(359,681)
Swap contracts	—	—	$(217,152)	(217,152)
Forward foreign currency contracts[1]	—	$(645,571)	—	(645,571)
Total	$(359,681)	$(645,571)	$(217,152)	$(1,222,404)
[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(11,212)	—	—	$(11,212)
Swap contracts	—	—	$59,818	59,818
Forward foreign currency contracts[1]	—	$521,530	—	521,530
Total	$(11,212)	$521,530	$59,818	$570,136

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

44	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

During the six months ended June 30, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$11,507,848
Forward foreign currency contracts (to buy)	477,617
Forward foreign currency contracts (to sell)	17,652,703

Average Notional Balance
Credit default swap contracts (to buy protection)	$7,209,343

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at June 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Centrally cleared swap contracts[2]	$7,740	—	$7,740
Forward foreign currency contracts	219,954	—	219,954
Total	$227,694	—	$227,694

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[2]	$11,656	$(11,656)	—
Forward foreign currency contracts	69,134	—	$69,134
Total	$80,790	$(11,656)	$69,134

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a service and/or distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class.

Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$3,580
Class II	$57,785	3,267
Total	$57,785	$6,847

6. Distributions to shareholders by class

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Net Investment Income:
Class I	—	$9,656,236
Class II	—	2,443,811
Total	—	$12,100,047

7. Shares of beneficial interest

At June 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,389,251	$20,059,975	4,927,498	$41,273,871
Shares issued on reinvestment	—	—	1,190,108	9,656,236
Shares repurchased	(1,667,202)	(13,883,953)	(6,303,082)	(52,651,687)
Net increase (decrease)	722,049	$6,176,022	(185,476)	$(1,721,580)

Class II
Shares sold	956,478	$8,145,616	4,032,734	$34,443,268
Shares issued on reinvestment	—	—	295,049	2,443,811
Shares repurchased	(682,098)	(5,801,755)	(2,109,864)	(17,927,512)
Net increase	274,380	$2,343,861	2,217,919	$18,959,567

8. Capital loss carryforward

As of December 31, 2013, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(14,913,154)

This amount will be available to offset any future taxable capital gains.

46	Western Asset Variable Global High Yield Bond Portfolio 2014 Semi-Annual Report

Western Asset

Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective on or about September 8, 2014, BNY Mellon Investment Servicing (US) Inc. will serve as the Portfolio’s transfer agent.

Western Asset Variable Global High Yield Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/
individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

FDXX010090 8/14 SR14-2269

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 20, 2014